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                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND

                      THIRD AVENUE INTERNATIONAL VALUE FUND

                              FIRST QUARTER REPORT
                                   (Unaudited)
                                   -----------
                                January 31, 2002

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                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At January 31, 2002, the unaudited net asset value attributable to the 73,500,820 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $36.11 per share. This compares with an audited net asset value at October 31, 2001 of $33.70 per share and an unaudited net asset value at January 31, 2001 of $37.61 per share, both adjusted for a subsequent distribution to shareholders. At February 20, 2002, the unaudited net asset value was $35.67 per share.

QUARTERLY ACTIVITY--PRINCIPAL PORTFOLIO CHANGES

During the quarter, the Fund established major positions in Kmart Senior Notes and Kmart Trade Claims. Kmart Senior Notes, Kmart Trade Claims and Kmart Bank Debt appear to enjoy equal seniority, the first in line among pre-Chapter 11 creditors to participate in any reorganization, or liquidation, of Kmart.

Through the two private placements of Montpelier Common and Olympus Common, TAVF acquired participations in these start-up reinsurers on the theory that the companies are likely to benefit from the markedly increased catastrophe insurance rates that came into being after September 11th.

Third Avenue increased its positions in 12 common stock issues during the quarter. Four were Japanese issues of well-financed companies, each of which were acquired at prices representing 40% or better discounts from Fund management's estimates of Net Asset Values ("NAV"). Three are issues of non-life insurance companies--Aioi Common, Nissan Common and Tokio Marine ADRs (where each ADR represents 5 shares of Tokio Marine Common); and one, Toyota Industries, represents a way of buying into Toyota Motor at a 35%-45% discount. Toyota Motor and Toyota Industries are not so much Japanese companies, as growing, worldwide companies, headquartered in Japan. Three issues--Brascan Common, Catellus Common and St. Joe Common--are the common stocks of, or have an interest in, well-capitalized real estate development companies. These three common stocks all appear to be selling at substantial discounts from NAV. The common stocks of two international investment holding companies--Hutchison Whampoa and Investor AB--were acquired, again at apparent large discounts from NAV. Positions in the common stocks of two converted mutual life insurance companies--MONY and Phoenix--were also increased. Hopefully, one or both will become takeover candidates in the years ahead. Finally, TAVF increased its holdings in KEMET Common, a high tech manufacturer of capacitors operating in an extremely cyclical industry. KEMET Common was acquired at around five times peak earnings. Fund management remains hopeful that the next peak earnings period for KEMET, whenever that might occur, will be a lot better than the last peak.

TAVF eliminated its position in Armstrong Senior Notes after the issue had appreciated in price materially. The Fund remains with a large position, as a senior creditor, of a good company with an asbestos taint through its holdings of $164,094,000 principal amount of USG Senior Notes. Third Avenue eliminated its small position in Lodgian Senior Subordinates, though it continues to own the equivalent of over 50% of the outstanding Lodgian Junior Subordinates. Lodgian, a hotel chain, is in Chapter 11.


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Liberty Common was  eliminated as a result of a cash merger between  Liberty and its parent.

Large positions in ASML Common, First American Common and Stewart Common were reduced. The sale of ASML Common was strictly price-driven. One of our portfolio companies--Radian Group--is pushing a new product, "lien protection", as a low cost method of providing to lenders a title insurance type product to be issued when residential mortgages are to be refinanced. If successful, "lien protection" could impact somewhat negatively the profit margins of both First American and Stewart.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

$87,454,000                         Kmart Senior Notes and Debentures
                                    ("Kmart Senior Notes")

$25,000,000                         Kmart Trade Claims
                                    ("Kmart Trade Claims")

$41,000,000                         Kmart Trade Claim Put Options
                                    ("Kmart Trade Claims")

80,000 shares                       Montpelier Re Holding Ltd. Common Stock
                                    ("Montpelier Common")

127,500 shares                      Olympus Re Holdings Ltd. Common Stock
                                    ("Olympus Common")


                                    INCREASES IN EXISTING POSITIONS

2,500,000 shares                    Aioi Insurance Company, Ltd. Common Stock
                                    ("Aioi Common")

260,500 shares                      Brascan Corp. Class A Common Stock
                                    ("Brascan Common")

596,300 shares                      Catellus Development Corp. Common Stock
                                    ("Catellus Common")

150,000 shares                      Hutchison Whampoa, Ltd. Common Stock
                                    ("Hutchison Whampoa Common")

490,000 shares                      Investor AB Class A Common Stock
                                    ("Investor AB Common")

100,000 shares                      KEMET Corp. Common Stock
                                    ("KEMET Common")

277,200 shares                      The MONY Group, Inc. Common Stock
                                    ("MONY Common")

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES         INCREASES IN EXISTING POSITIONS (CONTINUED)

1,596,000 shares         The Nissan Fire & Marine Insurance Co., Ltd.
                         Common Stock ("Nissan Common")

859,100 shares           The Phoenix Companies, Inc. Common Stock
                         ("Phoenix Common")

1,000,000 shares         The St. Joe Company Common Stock
                         ("St. Joe Common")

595,400 shares           The Tokio Marine & Fire Insurance Co., Ltd.,
                         Sponsored ADRs ("Tokio Marine ADRs")

1,068,000 shares         Toyota Industries Corp. Common Stock
                         ("Industries Common")


                         REDUCTIONS IN EXISTING POSITIONS

1,000,000 shares         ASML Holding NV Common Stock
                         ("ASML Common")

1,000,000 shares         First American Corp. Common Stock
                         ("First American Common")

921,785 shares           Stewart Information Services Corp. Common Stock
                         ("Stewart Common")


                         POSITIONS ELIMINATED

$40,915,000              Armstrong World Industries Senior Notes
                         ("Armstrong Senior Notes")

$3,900,000               Lodgian Finance Corp. Senior Subordinates
                         ("Lodgian Senior Subordinates")

1,572,600 shares         Liberty Financial Companies, Inc. Common Stock
                         ("Liberty Common")


AN ANALYSIS OF KMART SENIOR NOTES AND KMART TRADE CLAIMS

The investment in Kmart Senior Notes and Kmart Trade Claims is in the nature of a risk arbitrage, i.e., there ought to be reasonably determinant workout scenarios in reasonably determinant periods of time.

Early in the quarter, the Fund acquired Kmart Trade Claims at a price of around 79% of claim. If Kmart had not filed for Chapter 11 relief, the yield to maturity for this investment would have been around 53%. Kmart, however, did file and the Fund continued to acquire Senior Notes and Trade Claims at prices as low as 38% of claim. On an all-in basis, it appears as if the Fund had a cost basis for its entire Kmart position as of January 31, 2002 of around 57% of claim.

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The  odds  seem  much  better  than  50-50,  say  2/3-1/3,  that  Kmart  will be reorganized, or liquidated, on a basis that will be profitable for the Fund. Kmart is a huge empire of 2,100 big boxes (stores) that ought to be valuable, if not to Kmart, then to other leading retailers, whether Wal-Mart, Home Depot, Lowe's or even Hutchison Whampoa. In Chapter 11, Kmart has the option of rejecting leases on poorly performing, or poorly located, stores with a maximum liability to landlords of three years unpaid rent. Given a two to three year case, the Internal Rate of Return ("IRR") to the Fund ought to be anywhere from 12% (a reorganization value of 80 after three years) to 42% (principal plus interest in reorganization value after two years).

On a worst-case basis, though, the Fund as a senior lender is extremely unlikely to be wiped out. In this regard, being a senior lender is quite different than being a common stockholder. On a reasonable worst-case basis where Kmart as an operation becomes an absolute disaster, Fund Management estimates that it could experience a negative IRR of 10% to 15%.

Given this type of risk arbitrage analysis, a two to three year investment in Kmart Senior Notes and Kmart Trade Claims at the prices paid by the Fund seems compelling.


GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP") AND THE ENRON MESS

There is plenty of blame to go around for the apparent accounting frauds that led to Enron Corporation filing for relief under Chapter 11 of the U.S. Bankruptcy Code. In assessing blame, though, it would be a shame if conventional security analysts, conventional money managers and conventional finance academics were left out of the mix. Whatever their other talents--and these people tend to have many other talents--analysts, money managers and finance professors seem notoriously unqualified to be intelligent, responsible users of GAAP who actually understand the uses and limitations of financial statements.

The 1960's were a period of great ferment in finance. Two divergent trends took hold. One affected bottom-up fundamentalists, and one affected conventional top-down security analysts and money managers.

The Securities Acts Amendments of 1964 sparked a disclosure revolution that is still ongoing. Today, for trained, bottom-up fundamentalists, GAAP has never been better, more informative or more reliable, the Enrons of this world notwithstanding.

Starting in the 1960's and continuing to date, Modern Capital Theory ("MCT") has increasingly dominated conventional security analysis and conventional money management. MCT is based on views that there exists an efficient market where the market knows more than any individual, or group, of investors; where day-to-day stock market price fluctuations are highly material; where there is a primacy of the income account with a consequent denigration of the importance of examining balance sheets and financial positions; where generally recognized growth is worth premium prices in the stock market; and where the GAAP earnings or cash flow number, as reported, is deemed to be far more important than what can be learned from studying and interpreting all of the other GAAP numbers available for a corporate analysis.

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In MCT, an investor guards against market risk through diversification and asset allocation. In bottom-up fundamentalism, certainly as practiced by Third Avenue Funds, investment risk is guarded against by obtaining detailed knowledge about companies and the securities they issue and by being acutely price conscious when acquiring securities.

Enron-type promotions fare much better in the MCT environment than in a bottom-up fundamentalist environment.

In the old days when I was growing up as a security analyst, there was a pervasive principle of GAAP which stated, in effect, that financial statements were  to  be  prepared  under  the  assumption  that  the  users  of  GAAP  were intelligent, informed persons who expected financial statements, taken as a whole, to be OBJECTIVE BENCHMARKS which the user could then employ in an analysis. After the 1960's, this approach was increasingly discarded, as MCT took hold as the approach of choice for outside, passive, minority investors. Today, it is expected in security analysis that GAAP tell the TRUTH (rather than provide objective benchmarks) to the average investor about those particular numbers deemed most important to the average investor, i.e., those numbers most likely to have an immediate impact on stock market prices. The particular numbers deemed important under the present paradigm are quarterly earnings per share from normalized operations, or quarterly cash flow per share from normalized operations. If these quarterly flow numbers have been growing rapidly, the common stock is seen as a "growth stock", likely to sell at a premium price in stock markets populated by outside, passive, minority investors. The average investor focuses on what the operating earnings numbers ARE rather than what all the numbers MEAN simply because the earnings numbers, as reported, are likely to have a major, immediate, influence on stock market prices for a common stock.

Enron took advantage of this average investor approach. It apparently tried to maximize reported earnings per share from operations by booking as income the present value of long-lived transactions even though there never existed "reasonable assurances" that such income would be realized. Enron also benefited from the conventional view that there actually exists a primacy of the income account, and that premium prices would be paid for the common stocks of companies exhibiting a growth trend. This emphasis on earnings from operations as reported and on perceptions of growth by analysts and money managers permitted these people to ignore rather completely other factors that tend to be extremely important in any balanced analysis for which GAAP is useful: e.g., strength of financial positions; understanding the underlying business; and appraising management not only as operators and stock promoters, but also as investors of corporate assets and financiers of businesses.

At each of the Third Avenue Funds, common stocks are analyzed the old fashioned, pre-MCT, way. Despite shortcomings in the Funds' approaches, it remains extremely unlikely that any of the Funds would ever acquire an Enron type common stock simply because Fund management does not focus on quarterly earnings as reported and growth trends. Rather, the Third Avenue criteria for acquiring common stocks encompass the following:

     The first thing examined is the quality of resources in a business. If a common stock is to be owned, the company ought to enjoy an exceptionally strong financial position. Financial position, in turn, is measured by one, or a combination, of three factors: a relative absence of liabilities whether disclosed on the balance sheet, in the footnotes or in the world in general; the existence of high quality assets, usually cash or assets such as fully rented office buildings which appear to be convertible into cash; or free cash flow from operations available for stockholders, something that is a relative rarity.

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     It is  comforting  to invest when the quantity of resources in the business is near to, or in excess of, the price paid for the common stock. A good deal of the time, Fund management is hard put to estimate what realistic net asset values are using GAAP book value as an objective benchmark and starting point. The ease with which NAV can be estimated varies with the company being analyzed. It tends to be difficult to estimate NAV for manufacturing companies, and much easier to estimate NAV for financial institutions and real estate companies holding income producing properties. In evaluations, Fund management gives much more weight to NAV than to earnings insofar as the underlying businesses' MODUS OPERANDI is to try to create wealth by means other than having operating, and therefore taxable, earnings. These other methods of creating wealth include mergers and acquisitions, refinancings, asset redeployments, and having access to capital markets on a super attractive basis. Insofar as the business being analyzed is pretty much restricted to creating wealth by having operating earnings, Fund management gives much more weight to earnings than to NAV. In no corporate analysis, however, are either NAV, or operating earnings, ignored completely; each is weighted.

     In order for any of the Funds to invest in a common stock, the underlying business has to be UNDERSTANDABLE to at least one of the current 11 analysts who make up the Funds' in-house research team. Understandable can mean lots of things, but at Third Avenue, no issuer can be understandable unless the following conditions exist: The issuer has to have made full documentary disclosures which appear to be reliable; and there has to exist audited financial statements, which are objective benchmarks usable as a tool of analysis. Lack of understanding has kept the Funds from investing in Enron Common, dotcoms, telecoms, almost all emerging markets, new inventions and new discoveries. This is likely to continue to be the case.

     Lastly, our investment criteria described above afford the Funds opportunities to buy "what-is" cheaply. Fund management also speculates about the future. The difference between Fund management and conventional money managers is that at Third Avenue we try to not pay up for our predictions of the future. At present, our purchasing criteria for common stocks are as follows:

          For issuers which are primarily earnings companies, the Funds do not pay more than 10 times past peak earnings provided that Fund management believes that the next peak earnings, whenever that might occur, will be better than the last peak.

          For issuers which are primarily wealth-creation companies, Fund management strives to buy in at, at least a 20% discount from readily ascertainable NAV. Such common stocks are acquired only when Fund management believes that corporate management has reasonably good prospects for growing NAV on a long-term basis.

Unlike an analysis undertaken by conventional analysts and conventional money managers, a Third Avenue analysis is strictly bottom-up. Fund management looks at the company and its securities--period. Fund management does not have a view about when the current recession might end or a focus on technical analysis in decision-making. We had better understand the company, and understand it well. That is why corporate financial accounting is so crucial at Third Avenue. In contrast, the convention is to be primarily top-down, to forecast the outlook for Gross Domestic Product, interest rates, and the Dow-Jones average or technical stock market factors. Many conventional analysts are successful

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though they have no detailed  knowledge about securities they own, or trade; and
are "babes in the woods" when it comes to understanding the uses and limitations of financial accounting. Indeed, when managing a high turnover portfolio, no investing institution, even if otherwise qualified, can be in a position to study individual companies and their securities in depth. This failure to study by the users of financial statements seems ordained to create many Enrons and
Enron  type  situations.   But  probably  many  portfolio  managers,  and  their
portfolios, don't suffer too much from their inability to use corporate accounting. As a substitute for knowledge about specific securities, many money managers have well-developed top-down programs for investing centering on portfolio diversification and asset allocation. For this, the precepts of MCT are valid and highly useful. Third Avenue is much less diversified than conventional portfolios. We think diversification is only a surrogate, and usually a poor surrogate, for knowledge, control and price consciousness. Third Avenue does diversify some; it is not a control investor, but we do try hard to bring to any common stock investment knowledge and price consciousness.

The Third Avenue goal in acquiring a common stock is to attempt to acquire the security at a price that represents a substantial discount from the price which would exist were the company a private business or a takeover candidate. In contrast, the goal for most conventional money managers seems to be to achieve near-term price appreciation for the common stock and/or to outperform a benchmark as consistently as possible. If one's goal is the short-run outperformance of a benchmark, there is much to be said in favor of investing in companies with rapidly growing earnings per share as reported, without critically examining how these earnings are derived or what they mean. Such an approach just isn't Third Avenue, and never will be.

In brief, conventional security analysts and conventional money managers frequently seem to employ the following approach:

     There exists an equilibrium price. In an efficient market, a common stock's price at any moment in time is the right price reflecting the only real value extant. That price will change as new events unfold. Here, the principal analytic ability sought is the ability to predict the future. After all, maximum stock price appreciation will occur insofar as earnings from operations, and/or cash flow from operations, grow;

     Quarterly earnings statements are always highly important;

     What the numbers ARE, as reported, especially the earnings number, is much, much more important than what the numbers MEAN;

     Ignore the balance sheet; indeed, in many contexts, a high book value is a negative factor;

     Portfolios will tend to have a high turnover. Third Avenue portfolios average a turnover of under 20%. Most conventional funds seem to exceed 100%;

     In buying into growth, buy generally recognized growth. There has been no way in stock markets of buying into generally recognized growth without paying up. In contrast, at Third Avenue, we try to buy into future growth that is overlooked or misunderstood. We don't pay up.

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     Rely much more heavily, sometimes exclusively, on management interviews and other interviews than on in-depth reviews of documents; and

     Emphasize the importance of top-down variables.

Financial accounting is crucially important to the U.S. economy. If financial statements are seen as unreliable, or untrustworthy, the whole economy could fall apart because corporate credit grantors--e.g., commercial banks, finance companies, and life insurance companies--would no longer be in a position to make safe loans to businesses. The United States has been steadily losing its manufacturing base, and as a consequence, suffers massive merchandise trade deficits. But in a double-entry world, the U.S. economy does not have to focus on the fact that it is characterized by a growing excess of merchandise imports over merchandise exports. Rather, the U.S. economy is benefiting from the export of participations in its capital markets--the best, most efficient, most honest, most informed in the history of mankind.

Fortunately for Third Avenue and similar institutions trained in the use and limitations of GAAP, financial disclosures have never been more complete, more informative, or better benchmarks than is now the case. This seems true despite the tremendous waste of the past 25 or 30 years in trying to have GAAP fulfill the needs of the types of people who speculate in securities such as Enron Common. Without reliable audits, all these "bests" and "mosts" might well disappear. I think no one can ever design financial statements to be more than objective benchmarks. Accounting, in general, just can't tell the truth about quarterly income accounts. The standard for disclosure ought not to be, "Financial Statements for Dummies".

GAAP has to be based on a relatively rigid set of limiting assumptions, which frequently are going to be unrealistic. For example, depreciation charges are based on historic cost, not replacement cost. GAAP, realistic in one context, has to be unrealistic in another context. For example, cash accounting omits descriptions of a company's wealth creation, i.e., accrual experience. Accrual accounting, on the other hand, fails to describe a company's cash experience. Both cash accounting and accrual accounting give valuable objective benchmarks to analysts trained to use all the numbers in an accounting. Determining what the numbers MEAN has to be the province of the users of financial statements, not the province of preparers of financial statements. The duty of the auditor ought to be to approve financial statements prepared in accordance with a conservative bias, and which statements are comparable and reconcilable while being sure that all material liabilities are disclosed in either the balance sheet or footnotes whether the liabilities are firm or contingent.

A company, for example, has an obligation to pay out $100 million cash in the future. Depending on the form of the transaction, the obligation will be recorded under different forms under GAAP, even though the true economics will be similar. The obligation will appear as a balance sheet liability if it's a borrowing but not if it's an operating lease, a put option written by the company, or even a credit insurance policy written by the company. Under GAAP, inventories, say of a department store chain, are classified as "current assets." The inventories are current assets only in a liquidation analysis or if the analyst is looking at individual items of inventory rather than at inventory in the aggregate. If the department store chain is to stay operating as a going concern, its inventories in the aggregate tend to be fixed assets for any economic purpose.

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GAAP can never  provide a statement  of true  earnings.  Earnings are subject to interpretation if one is to arrive at an analyst's version of the truth. I think that in the case of most of the companies in which TAVF holds common stocks, GAAP data result in material understatements of true earnings.

Toyota Industries ("Industries") has a huge portfolio of marketable securities, principally a 5%-plus interest in Toyota Motor Common. Industries' income account reflects only dividends received from portfolio companies. As such, Industries' reported earnings under GAAP for the 12-month period ended September 30, 2001 were $0.65 per share, assuming a yen value of 133 to the dollar. Had
Industries' income account also reflected Industries' equity in the undistributed earnings of its portfolio companies, almost all of which are business affiliates, earnings on the same yen to dollar basis would have been approximately $1.45 per share.

Electronic component and semiconductor equipment suppliers in the 21st century are much like auto suppliers were in the 1960's and 1970's in that long-term growth trends for these cyclical enterprises seem favorable so that current expenditures are likely to result in materially enhanced future earnings power. Auto suppliers anticipated participating in future growth mostly by making capital expenditures for property, plant and equipment. In the case of electronic component and semiconductor equipment suppliers, the comparable expenditures are for Research and Development ("R&D"), not capital facilities. In the case of the auto suppliers, capital expenditures are capitalized and then charged against income by annual depreciation charges over the life of the capitalized assets. In sharp contrast, the electronic component and semiconductor equipment manufacturers expense all R&D expenditures by contemporaneous charges, as incurred, against the income account. Compared with auto suppliers, and indeed almost all of the old economy manufacturing companies, issuers such as Applied Materials, AVX, KEMET, and Electro Scientific Industries seem to be materially understating their true earnings, especially during periods when R&D expenditures are on an uptrend, i.e., most periods.

As The St. Joe Company develops its vast landholdings in Florida, there is a strong tendency for adjacent, undeveloped properties, also owned by St. Joe, to appreciate in value, sometimes markedly. This increase in unrealized appreciation is rarely, if ever, reflected in annual income accounts, whether for St. Joe, Tejon Ranch or other companies whose common stocks are in the Fund's portfolio and which own developable properties.

GAAP income accounts also fail to fully reflect the annual increase in Adjusted Book Value for MBIA, or the value of annual increases in Assets Under Management for Legg Mason.

Determining whether GAAP earnings overstate, or understate, true annual (or even quarterly) earnings is a job for trained analysts, not CPAs or average investors. Fortunately, in the case of Third Avenue Funds, I think there is a strong tendency for GAAP financial statements to result in an understatement of true earnings and true net asset values as well as realistic disclosures about all liabilities, something that hardly seems to have been the case for Enron.

In the desire to fulfill the needs of the average investor, GAAP has become about as complex as the Internal Revenue Code. Complexity seems necessary for the Internal Revenue Code because its purpose is to determine an actual number--the taxpayer's tax bill. GAAP is complex because of attempts to determine one number--true EPS. In fact, the goal of GAAP should be much simpler--provide the user with objective benchmarks, not truth.

                                     [LOGO]

Arthur Levitt, the former Chairman of the Securities and Exchange Commission ("SEC"), is a principal proponent of GAAP for the average investor. I think this is an unproductive goal. Incidentally, in citing who effectively regulates GAAP, Mr. Levitt seems to leave out the most important group that has been policing the accounting profession, for better or for worse, the Plaintiffs' Bar. The awards attorneys have received in stockholder lawsuits and payments made to class member plaintiffs for accountants' liability have profoundly influenced the audit profession. My experience in dealing with public presentations of accounting data is that the first question asked is, "How should this be presented so that we avoid stockholder suits, or, in any event, successful stockholder suits?" Arthur Andersen seems to have ignored this in the Enron matter. The vast majority of auditors don't.

My suggestion for accounting reform is to go back to the old, pre-MCT, days. Financial statements ought to be aimed at people equipped to use them, not stock market speculators focused on earnings per share from operations. Financial statements should be, as a practical matter, designed to meet directly the needs of creditors; and all creditors need a conservative bias when examining financial statements. Companies should be viewed as stand-alone entities, separate and distinct from the shareholder constituency. In seeking to have GAAP serve the needs of creditors, similarities are found in other accounting systems. For example, Statutory Accounting for insurance companies is designed to protect policyholders, not owners; and broker dealer accounting under SEC rules is designed to protect customers.

I am not a CPA. I am a user of financial statements. I admire the audit profession, the independence of most accountants, their knowledge, and their ability to provide all of us analysts at Third Avenue with the tools we need to do our job.

I shall write you again when the Semi-Annual Report for the period to end April 30, 2002 is published.

Sincerely yours,

/s/ Martin J. Whitman
---------------------
Martin J. Whitman
Chairman of the Board

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                           PRINCIPAL                                                                                    % OF
                           AMOUNT ($)(+)   ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 4.91%
Government National         8,305,636      GNMA 2001-29 VD 6.50%, due 07/20/06                      $  8,565,229
Mortgage Association       10,432,899      GNMA 2001-40 VA 6.00%, due 04/20/08                        10,799,355
                           13,442,000      GNMA 1999-28 PL 6.50%, due 12/20/22                        13,734,260
                           10,716,221      GNMA 1998-25 AB 6.00%, due 02/20/24                        10,919,668
                           12,317,484      GNMA 2001-19 PA 5.50%, due 02/20/25                        12,511,916
                            9,333,015      GNMA 2001-24 PA 5.50%, due 08/20/25                         9,408,192
                            9,333,015      GNMA 2001-25 PA 5.50%, due 08/20/25                         9,408,005
                            9,000,000      GNMA 2001-13 DK 5.80%, due 07/20/27                         9,201,732
                           15,000,000      GNMA 2001-63 QB 5.00%, due 12/01/30                        15,054,375
                           10,000,000      GNMA 2001-33 PA 5.50%, due 04/20/31                        10,146,050
                           20,000,000      GNMA 2002-07 PQ 5.50%, due 01/01/32                        20,500,000
                                                                                                    ------------
                                                                                                     130,248,782        4.91%
                                                                                                    ------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $129,612,181)                                       130,248,782
                                                                                                    ------------
---------------------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.63%
Insurance Services          7,521,941      Safelite Glass Term A Note (c)                              7,221,063
Companies                   9,338,625      Safelite Glass Term B Note (c)                              8,965,080
                                                                                                    ------------
                                                                                                      16,186,143        0.61%
                                                                                                    ------------
Oil Services                  622,551      Cimarron Petroleum Corp. (c) (d)                              641,777        0.02%
                                                                                                    ------------
                                           TOTAL BANK AND OTHER DEBT
                                           (Cost $13,147,770)                                         16,827,920
                                                                                                    ------------
---------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 0.81%
Assisted Living
  Facilities               61,284,000      CareMatrix Corp. 6.25%, due 08/15/04 (a)(c)*                6,741,240        0.26%
                                                                                                    ------------
Hotels & Motels            88,635,000      Lodgian, Inc. 7.00%, due 06/30/10 (a)*                     14,624,775        0.55%
                                                                                                    ------------
                                           TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                           (Cost $36,488,603)                                         21,366,015
                                                                                                    ------------
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 10.73%
Aerospace/Defense          28,307,000      Kellstrom Industries, Inc. 5.75%, due 10/15/02                424,605
                           45,384,000      Kellstrom Industries, Inc. 5.50%, due 06/15/03                680,760
                                                                                                    ------------
                                                                                                       1,105,365        0.04%
                                                                                                    ------------

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                           PRINCIPAL                                                                                    % OF
                           AMOUNT ($)(+)   ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Building &
  Construction             78,559,000      USG Corp. 9.25%, due 09/15/01 (a)*                       $ 64,025,585
                           85,535,000      USG Corp. 8.50%, due 08/01/05 (a)*                         69,711,025
                                                                                                    ------------
                                                                                                     133,736,610        5.04%
                                                                                                    ------------
Consumer Products          62,800,000      Home Products International, Inc. 9.625%,
                                             due 05/15/08                                             52,438,000        1.98%
                                                                                                    ------------
Electrics - Integrated      5,000,000      Pacific Gas & Electric Co. First Mortgage 7.875%,
                                             due 03/01/02                                              5,012,500        0.19%
                                                                                                    ------------
Hard Goods Retail          18,648,000      Hechinger Co. 6.95%, due 10/15/03 (a)*                      2,004,660
                           14,752,000      Hechinger Co. 9.45%, due 11/15/12 (a)*                      1,585,840
                                                                                                    ------------
                                                                                                       3,590,500        0.13%
                                                                                                    ------------
Healthcare                  1,056,800      Genesis Health Ventures Floating Rate 6.25%,
                                             due 04/20/07                                              1,051,516        0.04%
                                                                                                    ------------
Internet Content           33,517,000      Exodus Communications Inc. 11.25%, due 07/01/08 (a)*        7,541,325
                           29,733,000      Exodus Communications Inc. 10.75%, due 12/15/09 (a)*        6,689,925
                           84,530,000      Exodus Communications Inc. 11.625%, due 07/15/10 (a)*      19,019,250
  (Euro)+                  48,899,000      Exodus Communications Inc. 11.375%, due 07/15/08 (a)*       8,137,695
  (Euro)+                   7,484,000      Exodus Communications Inc. 10.75%, due 12/15/09 (a)*        1,245,476
                                                                                                    ------------
                                                                                                      42,633,671        1.61%
                                                                                                    ------------
Lawn & Garden Retail       21,696,700      Frank's Nursery & Crafts, Inc. 10.25%,
                                             due 03/01/08 (a) (c)*                                     2,712,087        0.10%
                                                                                                    ------------
Metals-Diversified          6,500,000      Haynes International, Inc. 11.625%, due 09/01/04            3,477,500        0.13%
                                                                                                    ------------
Retail                        185,000      Kmart Corp. 7.72%, due 06/25/02 (a)*                           76,775
                              235,000      Kmart Corp. 7.76%, due 07/02/02 (a)*                           97,525
                              365,000      Kmart Corp. 7.77%, due 07/02/02 (a)*                          151,475
                              150,000      Kmart Corp. 7.72%, due 07/08/02 (a)*                           62,250
                              446,000      Kmart Corp. 7.33%, due 07/31/02 (a)*                          185,090
                              250,000      Kmart Corp. 7.47%, due 07/31/02 (a)*                          103,750
                               75,000      Kmart Corp. 8.18%, due 11/24/03 (a)*                           31,125
                              199,000      Kmart Corp. 8.19%, due 11/24/03 (a)*                           82,585
                            1,416,000      Kmart Corp. 8.20%, due 11/24/03 (a)*                          587,640
                              269,000      Kmart Corp. 7.55%, due 07/27/04 (a)*                          111,635
                            3,675,000      Kmart Corp. 12.50% due 03/01/05 (a) (e)*                    1,617,000
                           43,725,000      Kmart Corp. 9.375% due 02/01/06 (a) (e)*                   20,113,500

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                           PRINCIPAL                                                                                    % OF
                           AMOUNT ($)(+)   ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Retail (continued)          2,360,000      Kmart Corp. 8.28%, due 11/15/06 (a)*                     $    979,400
                              549,000      Kmart Corp. 8.25%, due 11/20/06 (a)*                          227,835
                               81,000      Kmart Corp. 8.26%, due 11/20/06 (a)*                           33,615
                              750,000      Kmart Corp. 8.125%, due 12/01/06 (a)*                         326,250
                           13,000,000      Kmart Corp. 9.875%, due 06/15/08 (a) (e)*                   5,785,000
                            3,050,000      Kmart Corp. 8.85%, due 12/15/11 (a)*                        1,265,750
                              441,000      Kmart Corp. 7.75%, due 10/01/12 (a)*                          200,655
                              451,000      Kmart Corp. 8.92%, due 11/01/13 (a)*                          187,165
                            1,000,000      Kmart Corp. 8.93%, due 11/29/16 (a)*                          415,000
                              251,000      Kmart Corp. 8.96%, due 12/10/19 (a)*                          104,165
                            1,963,000      Kmart Corp. 8.25%, due 01/01/22 (a) (e)*                      853,905
                              693,000      Kmart Corp. 8.375%, due 07/01/22 (a)*                         301,455
                           11,875,000      Kmart Corp. 7.95%, due 02/01/23 (a) (e)*                    5,225,000
                                                                                                    ------------
                                                                                                      39,125,545        1.47%
                                                                                                    ------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $286,908,656)                                       284,883,294
                                                                                                    ------------
                           SHARES
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 72.06%
Annuities & Mutual Fund        10,000      Atalanta/Sosnoff Capital Corp.                                106,000
Management & Sales             65,000      BKF Capital Group, Inc. (a)                                 1,820,000
                              244,950      The John Nuveen Co. Class A                                12,982,350
                                                                                                    ------------
                                                                                                      14,908,350        0.56%
                                                                                                    ------------
Apparel Manufacturers         150,000      Kleinerts, Inc. (a) (c)                                     1,200,000        0.05%
                                                                                                    ------------
Bermuda Based                 118,449      ESG Re, Ltd. (a)                                              454,844
Financial Institutions         15,675      ESG Re, Ltd. Warrants (a) (c)                                       1
                              295,217      Trenwick Group, Ltd.                                        2,730,757
                                                                                                    ------------
                                                                                                       3,185,602        0.12%
                                                                                                    ------------
Business Development          432,300      Arch Capital Group, Ltd. (a)                               11,032,296
& Investment Companies      2,344,100      Brascan Corp. - Class A                                    41,724,980

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                                                                                                                        % OF
                           SHARES          ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Business Development           83,370      Capital Southwest Corp.                                  $  5,523,679
& Investment Companies      3,100,000      Hutchison Whampoa, Ltd. - (Hong Kong)                      28,718,241
(continued)                 2,500,000      Investor AB Class A - (Sweden)                             25,964,249
                                                                                                    ------------
                                                                                                     112,963,445        4.26%
                                                                                                    ------------
Computerized Trading          335,400      Investment Technology Group, Inc. (a)                      14,690,520        0.55%
                                                                                                    ------------
Computers, Networks
  & Software                  100,000      3Com Corp. (a)                                                598,000        0.02%
                                                                                                    ------------
Consumer Products              75,400      Energizer Holdings, Inc. (a)                                1,545,700        0.06%
                                                                                                    ------------
Depository Institutions       106,000      Astoria Financial Corp.                                     3,075,060
                              835,000      BankAtlantic Bancorp, Inc. Class A                          9,377,050
                               69,566      Banknorth Group, Inc.                                       1,645,932
                              218,500      Carver Bancorp, Inc. (b)                                    2,490,900
                               61,543      Commercial Federal Corp.                                    1,513,342
                               40,000      EverTrust Financial Group, Inc.                               658,400
                              250,787      Golden State Bancorp., Inc. (e)                             7,132,382
                              250,787      Golden State Bancorp, Inc. Litigation Tracking Warrants (a)   313,484
                               41,100      Tompkins Trustco, Inc.                                      1,683,045
                              390,800      Woronoco Bancorp, Inc. (b)                                  7,304,052
                                                                                                    ------------
                                                                                                      35,193,647        1.33%
                                                                                                    ------------
Electronics                 2,259,600      American Power Conversion Corp. (a)                        34,323,324
                            5,660,500      AVX Corp.                                                 112,417,530
                            2,055,400      Electro Scientific Industries, Inc. (a) (b)                64,272,358
                            3,713,200      KEMET Corp. (a)                                            66,837,600
                            2,630,000      Vishay Intertechnology, Inc. (a)                           48,944,300
                                                                                                    ------------
                                                                                                     326,795,112       12.31%
                                                                                                    ------------
Financial Insurance           300,000      Ambac Financial Group, Inc.                                17,895,000
                                  119      American Capital Access Holdings (a) (b) (c)                6,785,968
                            1,672,409      MBIA, Inc.                                                 90,109,397
                                                                                                    ------------
                                                                                                     114,790,365        4.33%
                                                                                                    ------------

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                                                                                                                        % OF
                           SHARES          ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Food Manufacturers
  & Purveyors                 495,000      J & J Snack Foods Corp. (a) (b)                          $ 14,845,050        0.56%
                                                                                                    ------------
Healthcare                    339,402      Genesis Health Ventures, Inc.                               5,430,432        0.21%
                                                                                                    ------------
Industrial Equipment          594,300      Alamo Group, Inc. (b)                                       8,349,915
                              123,900      Cummins, Inc. (e)                                           4,669,791
                              299,300      Lindsay Manufacturing Co.                                   5,761,525
                              360,100      Mestek, Inc. (a)                                            8,102,250
                              480,500      Standex International Corp.                                10,561,390
                            1,100,000      Trinity Industries, Inc.                                   26,026,000
                                                                                                    ------------
                                                                                                      63,470,871        2.39%
                                                                                                    ------------
Industrial - Japan          5,350,000      Toyota Industries Corp.                                    77,588,253        2.92%
                                                                                                    ------------
Insurance & Reinsurance        80,000      Montpelier RE Holdings, Ltd. (c)                            8,000,000
                              127,500      Olympus RE Holdings, Ltd. (c)                              12,750,000
                                                                                                    ------------
                                                                                                      20,750,000        0.78%
                                                                                                    ------------
Insurance Holding              87,035      ACE Ltd.                                                    3,381,310
Companies                     200,678      ACMAT Corp. Class A (a) (b)                                 1,705,763
                              803,669      Danielson Holding Corp. (a) (c)                             4,018,345
                            1,075,580      Radian Group, Inc.                                         48,293,542
                               58,300      White Mountains Insurance Group, Ltd.                      19,443,050
                                                                                                    ------------
                                                                                                      76,842,010        2.90%
                                                                                                    ------------
Insurance Services            940,130      Safelite Glass Corp. (a) (c)                                3,055,423
Companies                      63,160      Safelite Realty Corp. (a) (c)                                 205,270
                                                                                                    ------------
                                                                                                       3,260,693        0.12%
                                                                                                    ------------
Life Insurance                836,000      The MONY Group, Inc.                                       29,912,080
                            1,794,100      The Phoenix Companies, Inc. (a)                            30,912,343
                                                                                                    ------------
                                                                                                      60,824,423        2.29%
                                                                                                    ------------
Manufactured Housing           89,000      Liberty Homes, Inc. Class A (e)                               533,555
                               40,000      Liberty Homes, Inc. Class B (e)                               242,000
                                                                                                    ------------
                                                                                                         775,555        0.03%
                                                                                                    ------------

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                                                                                                                        % OF
                           SHARES          ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Medical Supplies              251,300      Analogic Corp.                                           $ 10,891,342
& Services                    342,300      Datascope Corp.                                            10,915,947
                              554,950      Prime Medical Services, Inc. (a)                            3,318,601
                               90,750      St. Jude Medical, Inc. (a)                                  7,196,475
                                                                                                    ------------
                                                                                                      32,322,365        1.22%
                                                                                                    ------------
Natural Resources &         1,260,000      Alexander & Baldwin, Inc.                                  32,230,800
Real Estate                   166,000      Alico, Inc.                                                 5,219,040
                              959,000      Burnham Pacific Properties, Inc.                            3,903,130
                              975,900      Catellus Development Corp. (a)                             18,200,535
                               31,000      Consolidated-Tomoka Land Co.                                  623,100
                            1,766,514      Forest City Enterprises, Inc. Class A (b)                  70,271,927
                               11,250      Forest City Enterprises, Inc. Class B                         447,300
                              473,489      HomeFed Corp. (a)                                             411,935
                            1,352,836      Koger Equity, Inc. (b)                                     22,159,454
                               14,600      LNR Property Corp. (e)                                        490,998
                                  846      Public Storage, Inc.                                           30,972
                            3,420,106      Tejon Ranch Co. (a) (b)                                    87,725,719
                              238,200      The St. Joe Co.                                             6,872,070
                            1,000,000      The St. Joe Co. (c)                                        27,407,500
                            2,150,000      Trammell Crow Co. (a) (b) (c)                              23,590,875
                                                                                                    ------------
                                                                                                     299,585,355       11.29%
                                                                                                    ------------
Non-Life Insurance-Japan    9,159,100      Aioi Insurance Co., Ltd.                                   14,446,935
                           10,857,140      Mitsui Sumitomo Insurance Co., Ltd.                        49,428,017
                            3,946,000      The Nissan Fire & Marine Insurance Co., Ltd.                6,342,143
                            2,116,200      The Tokio Marine & Fire Insurance Co., Ltd.,
                                             Sponsored ADR (e)                                        75,757,844
                            3,000,000      The Yasuda Fire & Marine Insurance Co., Ltd.               15,137,895
                                                                                                    ------------
                                                                                                     161,112,834        6.07%
                                                                                                    ------------
Oil Services                1,385,000      Nabors Industries, Inc. (a)                                43,364,350        1.63%
                                                                                                    ------------
Pharmaceutical Services     5,308,740      Innovative Clinical Solutions, Ltd. (a) (b)                   849,398
                              588,600      Kendle International, Inc. (a)                             10,594,800

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                                                                                                                        % OF
                           SHARES          ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Pharmaceutical Services       598,000      PAREXEL International Corp. (a) (e)                     $   8,276,320
(continued)                   790,000      Pharmaceutical Product Development, Inc. (a)               25,635,500
                                                                                                   -------------
                                                                                                      45,356,018        1.71%
                                                                                                   -------------
Security Brokers, Dealers     223,600      Jefferies Group, Inc. (e)                                   9,503,000
& Flotation Companies         967,732      Legg Mason, Inc. (e)                                       50,670,448
                            1,086,250      Raymond James Financial, Inc.                              36,411,100
                              556,850      SWS Group, Inc. (e)                                        11,248,370
                                                                                                   -------------
                                                                                                     107,832,918        4.06%
                                                                                                   -------------
Semiconductor                 300,000      Applied Materials, Inc. (a)                                13,095,000
Equipment Manufacturers     2,975,283      ASML Holding N.V. (a) (e)                                  56,381,613
& Related                   1,004,500      Clare, Inc. (a) (b)                                         2,511,250
                            1,350,300      Credence Systems Corp. (a)                                 21,348,243
                            2,874,700      Electroglas, Inc. (a) (b)                                  43,867,922
                            3,329,000      FSI International, Inc. (a) (b)                            30,626,800
                              100,000      KLA-Tencor Corp. (a) (e)                                    5,728,000
                              208,676      Novellus Systems, Inc. (a)                                  8,912,552
                              300,000      Photronics, Inc. (a)                                       10,437,000
                              500,000      Veeco Instruments, Inc. (a) (e)                            17,370,000
                                                                                                   -------------
                                                                                                     210,278,380        7.92%
                                                                                                   -------------
Small-Cap Technology            1,499      CareCentric, Inc. (a)                                           1,274
                              247,200      Planar Systems, Inc. (a)                                    4,548,480
                                                                                                   -------------
                                                                                                       4,549,754        0.17%
                                                                                                   -------------
Title Insurance             2,000,000      First American Corp.                                       36,960,000
                            1,029,615      Stewart Information Services Corp. (a) (b) (e)             20,489,338
                                                                                                   -------------
                                                                                                      57,449,338        2.16%
                                                                                                   -------------
Transportation                 55,032      Florida East Coast Industries, Inc. Class B                 1,117,150        0.04%
                                                                                                   -------------
                                           TOTAL COMMON STOCKS AND WARRANTS
                                           (Cost $1,474,280,673)                                   1,912,626,490
                                                                                                   -------------

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                                                                                                                        % OF
                           SHARES          ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.86%
Bermuda Based               6,045,667      CGA Group, Ltd., Series C (a) (c)                        $          0        0.00%
Financial Institutions
                                                                                                    ------------
                               12,500      American Capital Access Holdings, Convertible (a) (c)      12,500,000
                               10,000      American Capital Access Holdings,
                                             Senior Convertible (a)(c)                                10,000,000
                                                                                                    ------------
                                                                                                      22,500,000        0.85%
                                                                                                    ------------
Healthcare                      3,451      Genesis Health Ventures, Inc., 6.00% (c)                      345,100        0.01%
                                                                                                    ------------
Insurance Holding Companies     4,775      Ecclesiastical Insurance, 8.625%                                8,436        0.00%
                                                                                                    ------------
                                           TOTAL PREFERRED STOCK
                                           (Cost $29,894,075)                                         22,853,536
                                                                                                    ------------

                         INVESTMENT
                         AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 0.09%
Bermuda Based               2,202,000      ESG Partners, LP (a) (c)                                      219,517        0.01%
Financial Institutions
                                                                                                    ------------
Insurance Holding           3,264,756      Head Insurance Investors LP (a) (c)                           859,611
Companies                   1,425,000      Insurance Partners II Equity Fund, LP (a) (c)               1,149,379
                                                                                                    ------------
                                                                                                       2,008,990        0.08%
                                                                                                    ------------
                                           TOTAL LIMITED PARTNERSHIPS
                                           (Cost $6,891,756)                                           2,228,507
                                                                                                    ------------

                          NOTIONAL
                         AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.92%
Foreign Currency Swap     150,000,000      Bear Stearns Currency Swap,
Contracts                                  Termination Date 04/17/02 (f)                              (1,636,332)      (0.06%)
                                                                                                    ------------
Retail                     25,000,000      Kmart Trade Claims (c)                                      9,900,000
                           41,000,000      Kmart Trade Claim Put Options (c) (g)                      16,236,000
                                                                                                    ------------
                                                                                                      26,136,000        0.98%
                                                                                                    ------------
                                           TOTAL OTHER INVESTMENTS
                                           (Cost $40,635,750)                                         24,499,668
                                                                                                    ------------

                                     [LOGO]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                           PRINCIPAL                                                                                    % OF
                           AMOUNT ($)(+)   ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 10.62%
Repurchase Agreements      260,589,670     Bear Stearns 1.88%, due 02/1/02 (h)                    $  260,589,670        9.82%
                                                                                                  --------------
U.S. Treasury Bills         21,359,000     U.S. Treasury Bill 1.53%**, due 05/16/02                   21,251,628        0.80%
                                                                                                  --------------
                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $281,857,743)                                       281,841,298
                                                                                                  --------------
                                           TOTAL INVESTMENT PORTFOLIO - 101.63%
                                           (Cost $2,299,717,207)                                   2,697,375,510
                                                                                                  --------------
                                           LIABILITIES IN EXCESS OF
                                           OTHER ASSETS - (1.63%)                                    (43,219,924)
                                                                                                  --------------
                                           NET ASSETS - 100.00%                                   $2,654,155,586
                                                                                                  ==============
                                           (Applicable to 73,500,820
                                           shares outstanding)
                                           NET ASSET VALUE PER SHARE                                      $36.11
                                                                                                          ======

NOTES:
(a)  Non-income producing securities.
(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c)  Restricted/fair  valued securities.
(d)  Interest accrued at a current rate of prime+ 2%.
(e)  Securities  in  whole or in part on loan.
(f) The Fund is selling 18.6 billion yen and paying an interest rate of 0.18% in exchange for 150 million U.S. Dollars and an interest rate of 4.72%.
(g) The Fund is obligated to purchase $25 million and $16 million trade claims at $0.85 and $0.70, respectively. Due to the likelihood that the options will be exercised they are currently being valued as the underlying trade claims.
(h)  Repurchase agreement collateralized by:
     U.S. Treasury Bill, par value $10,065,000, matures 05/30/02, market value $10,006,824.
     U.S. Treasury Bill, par value $40,000,000, matures 06/06/02, market value $39,750,800.
     U.S. Treasury Bill, par value $30,000,000, matures 06/13/02, market value $29,802,600.
     U.S. Treasury Bonds, par value $150,000,000, matures 08/15/23, market value $42,793,500.
     U.S. Treasury Bonds, par value $50,000,000, matures 11/15/26, market value $11,875,500.
     U.S. Treasury Strips, par value $23,500,000, matures 08/15/12, market value $13,188,905.
     U.S. Treasury Strips, par value $50,000,000, matures 11/15/13, market value $25,835,500.
     U.S. Treasury Strips, par value $43,720,000, matures 05/15/14, market value $21,874,865.
     U.S. Treasury Strips, par value $60,000,000, matures 11/15/14, market value $29,005,200.
     U.S. Treasury Strips, par value $89,180,000, matures 02/15/19, market value $32,602,424.
     U.S. Treasury Strips, par value $29,450,000, matures 02/15/22, market value $9,065,594.
**   Annualized yield at date of purchase.
+    Denominated in U.S. Dollars unless otherwise noted.
ADR: American Depository Receipt.

                                     [LOGO]

                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At January 31, 2002, the end of the first fiscal quarter, the unaudited net asset value attributable to the 23,956,707 common shares outstanding of the Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $15.21 per share, compared with the Fund's audited net asset value of $14.04 per share at October 31, 2001, and an unaudited net asset value at January 31, 2001 of $14.18 per share, both adjusted for a subsequent distribution to shareholders. At February 20, 2002, the unaudited net asset value was $15.14 per share.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established five new positions, added to 14 of its 56 existing positions, reduced its holdings in two companies and eliminated its position in one company. At January 31, 2002, Small-Cap Value held positions in 60 companies, the top 10 positions of which accounted for approximately 24% of the Fund's net assets.


NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

168,500 shares                      Leucadia National Corp. Common Stock
                                    ("Leucadia Common")

20,000 shares                       Montpelier Re Holdings, Ltd. Common Stock
                                    ("Montpelier Common")

42,500 shares                       Olympus Re Holdings, Ltd. Common Stock
                                    ("Olympus Common")

226,000 shares                      TriQuint Semiconductor, Inc. Common Stock
                                    ("TriQuint Common")

100,000 shares                      The St. Joe Company Common Stock
                                    ("St. Joe Common")


                                    INCREASES IN EXISTING POSITIONS

101,800 shares                      Advanced Power Technology, Inc. Common Stock
                                    ("Advanced Power Common")

17,300 shares                       Alamo Group, Inc. Common Stock
                                    ("Alamo Common")

400 shares                          Bel Fuse, Inc. "B" Common Stock
                                    ("Bel Fuse Common")

119,100 shares                      Brascan Corp. Common Stock
                                    ("Brascan Common")

                                     [LOGO]


NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

1,000 shares                        Coherent, Inc. Common Stock
                                    ("Coherent Common")

142,500 shares                      Credence Systems Corp. Common Stock
                                    ("Credence Common")

4,100 shares                        CyberOptics Corp. Common Stock
                                    ("CyberOptics Common")

12,200 shares                       Electro Scientific Industries, Inc.
                                    Common Stock
                                    ("ESI Common")

3,325,000 shares                    JZ Equity Partners PLC Common Stock
                                    ("JZE Common")

70,100 shares                       KEMET Corp. Common Stock
                                    ("KEMET Common")

99,000 shares                       The MONY Group, Inc. Common Stock
                                    ("MONY Common")

124,100 shares                      Precision Drilling Corp. Common Stock
                                    ("Precision Common")

218,300 shares                      The Phoenix Companies, Inc. Common Stock
                                    ("Phoenix Common")

50,000 shares                       TimberWest Forest Corp. Common Stock
                                    ("TimberWest Common")


                                    REDUCTIONS IN EXISTING POSITIONS

35,300 shares                       Brooks Automation, Inc. Common Stock
                                    ("Brooks Common")

46,500 shares                       Skyline Corp. Common Stock
                                    ("Skyline Common")


                                    POSITIONS ELIMINATED

126,900 shares                      Cabot Industrial Trust Common Stock
                                    ("Cabot Common")

                                     [LOGO]

At Third Avenue we aren't very good when it comes to forecasting or predicting the future, and we know it.(1) Instead we try and "stack the deck," positioning ourselves with the probabilities and the odds firmly in our favor. This approach characterizes all of our investments, but none more so than in the Fund's investments in Montpelier Re and Olympus Re. Montpelier and Olympus are privately owned, Bermuda-domiciled, start-up re-insurance companies, formed in the wake of the September 11th attacks on the United States. The insurance industry experienced terrible losses stemming from the attacks, with estimates of insured losses ranging from $30 billion to $50 billion. It is expected that Montpelier and Olympus each will write different and complementary lines of business to help fill the hole created by those losses.

Given the abysmal historical underwriting results produced by the U. S. property casualty industry, the odds of success would seem long, and the challenges daunting. Nevertheless, we hope that we have stacked the deck, as Montpelier and Olympus share two critically important features: 1) "clean," unencumbered capital (i.e., no legacy of poorly written policies and the associated liabilities) and 2) the brightest and most disciplined minds in the business (Tony Taylor at Montpelier and Steve Fass at Olympus, under the watchful eyes of Jack Byrne, Chairman of White Mountains). While rates and coverage terms are currently improving--another factor in stacking the deck--it is likely that the improvements will be short lived, and that the window of opportunity in which Montpelier and Olympus can take advantage of the severe dislocations in the market-place could close in the next year or two.

Oregon-based TriQuint Semiconductor is a leading designer and manufacturer of integrated circuits with applications in mobile phones and base stations (45% of revenues), optical networks (18% of revenues), and broadband and microwave (37% of revenues). Shares were purchased at roughly 10x fully diluted, reported
(peak) earnings and less than 2x book value. At year-end, the company reported a cash position, net of debt, of $285 million, approximating $2 per share. The company's operations remain under pressure, however, as it continues to invest in new product development, and as customers absorb excess inventories. Meaningful profits in 2002 are unlikely. TriQuint stands out as a good company in a difficult business, a business that may well consolidate in the years ahead.

Leucadia National is an extraordinarily well-run investment company whose portfolio investments span a wide range of industries but with a focus on insurance, finance and, to a lesser degree, real estate. Leucadia's book value--a rough proxy for the company's business value--has compounded at 25% per annum during the past 22 years. St. Joe is a Florida real estate operating company that owns approximately 1 million acres of land and is developing residential, commercial and resort properties. Shares were purchased in a private transaction from the Du Pont Trust, owners of 58% of St. Joe's stock. In each instance, shares were purchased at a modest discount to net asset value.

The fund parted with a portion of its positions in Skyline Common and Brooks Common. Several factors contributed to these sell decisions. In Skyline's case,
1) the stock, which returned 74% during 2001, appreciated to levels not seen since the business peaked in 1998 and equated to my estimate of a fair value of the business; 2) the Fund's cost basis in Skyline Common, which the Fund has held for four years, was high and left little margin of safety (a mistake on my part); and 3) Skyline's management team appears to care little for outside, minority shareholders like the Fund. The


----------
(1) In this regard, I adhere to Warren Buffet's belief that "Forecasts may tell you a great deal about the forecaster, they tell you nothing about the future." Berkshire 1980 Annual Report.

                                     [LOGO]

business is awash in excess cash and, despite few good investing opportunities within the business, management simply refuses to return that excess cash to shareholders in any meaningful manner. Brooks Common, purchases of which began about a year and a half ago, carried a rich valuation, based on the prices realized by the Fund. The company has grown largely through a series of smaller acquisitions whose profitability and cash generating characteristics are, at best, debatable. Lastly, Brooks has announced the acquisition of its largest competitor, a much larger acquisition than any previous one completed by the company. While the "Street" has signed off on and applauds the combination (and why not, as a voracious consumer of capital and frenetic deal maker, Brooks is an investment banker's dream!), I am less sanguine about the outcome. The investment in Skyline was profitable but unsatisfactory. The Fund's results in Brooks have been nothing short of spectacular (a.k.a. luck beats brains!).

The Fund's position in Cabot Common was eliminated as a result of a cash tender offer from a CalPers joint venture. Shares were tendered at a 15% premium to the Fund's cost basis.

I look forward to writing you again when we publish our Semi-Annual report dated April 30, 2002.

Sincerely,

/s/ Curtis R. Jensen
--------------------
Curtis R. Jensen
Portfolio Manager,
Third Avenue Small-Cap Value Fund

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                           PRINCIPAL                                                                                    % OF
                           AMOUNT ($)(+)   ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 4.21%
Government National         5,000,000      GNMA 2001-13 DK 5.80%, due 07/20/27                    $    5,112,074
Mortgage Association       10,000,000      GNMA 2002-07 PQ 5.50%, due 01/01/30                        10,250,000
                                                                                                  --------------
                                                                                                      15,362,074        4.21%
                                                                                                  --------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $15,343,363)                                         15,362,074
                                                                                                  --------------
                           SHARES
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 68.41%
Business Development          547,600      Brascan Corp. Class A                                       9,747,280
& Investment Companies         13,500      Capital Southwest Corp.                                       894,442
                            3,475,000      JZ Equity Partners PLC                                      7,170,417
                              168,500      Leucadia National Corp.                                     4,849,430
                                                                                                  --------------
                                                                                                      22,661,569        6.22%
                                                                                                  --------------
Consumer Products             139,200      Energizer Holdings, Inc. (a)                                2,853,600        0.78%
                                                                                                  --------------
Electronics                   412,000      Advanced Power Technology, Inc. (a)                         4,573,200
                              242,700      American Power Conversion Corp. (a)                         3,686,613
                              228,900      Bel Fuse, Inc. Class B                                      6,020,070
                              384,800      Clare, Inc. (a)                                               962,000
                              440,800      KEMET Corp. (a)                                             7,934,400
                              226,000      TriQuint Semiconductor, Inc. (a)                            2,488,260
                                                                                                  --------------
                                                                                                      25,664,543        7.04%
                                                                                                  --------------
Financial Insurance           158,800      MBIA, Inc.                                                  8,556,144        2.35%
                                                                                                  --------------
Industrial Equipment          345,400      Alamo Group, Inc. (b)                                       4,852,870
                               54,600      Cummins, Inc. (b)                                           2,057,874
                              168,600      Lindsay Manufacturing Co.                                   3,245,550
                              262,900      Trinity Industries, Inc.                                    6,220,214
                                                                                                  --------------
                                                                                                      16,376,508        4.49%
                                                                                                  --------------
Insurance & Reinsurance       251,100      Arch Capital Group, Ltd. (a)                                6,408,072
                               20,000      Montpelier RE Holdings, Ltd. (c)                            2,000,000

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                                                                                                                        % OF
                           SHARES          ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Insurance & Reinsurance        42,500      Olympus RE Holdings, Ltd. (c)                            $  4,250,000
(continued)                   157,900      Trenwick Group, Ltd.                                        1,460,575
                                                                                                    ------------
                                                                                                      14,118,647        3.87%
                                                                                                    ------------
Insurance Holding              71,852      Radian Group, Inc.                                          3,226,155        0.89%
Companies                                                                                           ------------

Life Insurance                179,000      FBL Financial Group, Inc. Class A (b)                       3,252,430
                              328,000      The MONY Group, Inc.                                       11,735,840
                              508,200      The Phoenix Companies, Inc. (a)                             8,756,286
                                                                                                    ------------
                                                                                                      23,744,556        6.51%
                                                                                                    ------------
Manufactured Housing          137,800      Skyline Corp.                                               4,340,700        1.19%
                                                                                                    ------------
Media                         120,000      ValueVision International, Inc. Class A (a)                 2,258,400        0.62%
                                                                                                    ------------
Metal & Metal Products        181,900      Century Aluminum Co. (b)                                    2,342,872        0.64%
                                                                                                    ------------
Natural Resources &           187,500      Alexander & Baldwin, Inc.                                   4,796,250
Real Estate                   187,300      Alico, Inc.                                                 5,888,712
                              139,000      Avatar Holdings, Inc. (a) (b)                               3,370,750
                              255,400      Deltic Timber Corp.                                         7,432,140
                              133,500      Forest City Enterprises, Inc. Class A                       5,310,630
                              133,400      Jones Lang LaSalle, Inc. (a) (b)                            2,321,160
                              268,800      Koger Equity, Inc.                                          4,402,944
                               17,000      Security Capital Group, Inc. Class B (a)                      432,650
                              224,600      Tejon Ranch Co. (a) (b)                                     5,760,990
                              100,000      The St. Joe Co. (a) (c)                                     2,740,750
                            1,154,700      TimberWest Forest Corp. (Canada) (b)                        9,352,796
                              200,000      Trammell Crow Co. (a) (c)                                   2,194,500
                               13,200      Wellsford Real Properties, Inc. (a)                           261,360
                                                                                                    ------------
                                                                                                      54,265,632       14.89%
                                                                                                    ------------
Non-Life Insurance -        2,025,000      The Nissan Fire & Marine Insurance Co., Ltd.                3,254,647        0.89%
Japan                                                                                               ------------
Oil Services                  228,700      Precision Drilling Corp. (a) (b)                            5,708,352        1.57%
                                                                                                    ------------

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                                                                                                                       % OF
                           SHARES          ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Pharmaceutical Services        40,000      Kendle International, Inc. (a)                           $    720,000
                               58,100      PAREXEL International Corp. (a) (b)                           804,104
                              135,200      Pharmaceutical Product Development, Inc. (a)                4,387,240
                                                                                                    ------------
                                                                                                       5,911,344        1.62%
                                                                                                    ------------
Real Estate Investment        219,300      Burnham Pacific Properties, Inc.                              892,551        0.25%
Trust                                                                                               ------------
Securities Brokers, Dealers   346,180      SWS Group, Inc. (b)                                         6,992,836        1.92%
& Floatation Companies                                                                              ------------

Semiconductor                  70,730      ASML Holding N.V. (a) (b)                                   1,340,334
Equipment Manufacturers        42,000      Brooks Automation, Inc. (a) (b)                             2,055,060
& Related                     105,500      Coherent, Inc. (a)                                          3,310,590
                              470,500      Credence Systems Corp. (a)                                  7,438,605
                              305,200      CyberOptics Corp. (a) (b)                                   3,921,820
                              328,000      Electro Scientific Industries, Inc. (a)                    10,256,560
                              100,000      Electroglas, Inc. (a)                                       1,526,000
                              373,400      FSI International, Inc. (a)                                 3,435,280
                               25,000      Novellus Systems, Inc. (a)                                  1,067,750
                                                                                                    ------------
                                                                                                      34,351,999        9.43%
                                                                                                    ------------
Technology                    305,500      Herley Industries, Inc. (a) (b)                             5,010,200
                              117,500      Park Electrochemical Corp.                                  3,113,750
                               95,000      Planar Systems, Inc. (a)                                    1,748,000
                                                                                                    ------------
                                                                                                       9,871,950        2.71%
                                                                                                    ------------
Title Insurance               105,000      First American Corp.                                        1,940,400        0.53%
                                                                                                    ------------
                                           TOTAL COMMON STOCKS
                                           (Cost $215,930,459)                                       249,333,405
                                                                                                    ------------

                                     [LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                           PRINCIPAL                                                                                    % OF
                           AMOUNT ($)      ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 27.51%
Repurchase Agreements      100,262,067     Bear Stearns 1.88%+, due 02/01/02 (d)                    $100,262,067        27.51%
                                                                                                    ------------
                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $100,262,067)                                       100,262,067
                                                                                                    ------------
                                           TOTAL INVESTMENT PORTFOLIO - 100.13%
                                           (Cost $331,535,889)                                       364,957,546
                                                                                                    ------------
                                           LIABILITIES IN EXCESS OF
                                           OTHER ASSETS - (0.13%)                                       (472,241)
                                                                                                    ------------
                                           NET ASSETS - 100.00%                                     $364,485,305
                                                                                                    ============
                                           (Applicable to 23,956,707
                                           shares outstanding)
                                           NET ASSET VALUE PER SHARE                                      $15.21
                                                                                                          ======

NOTES:
(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan.
(c)  Restriced / fair valued securities.
(d)  Repurchase agreement collateralized by:
     U.S. Treasury Bonds, par value $4,705,000, matures 08/15/22, market value $5,744,478.
     U.S. Treasury Notes, par value $49,967,000, matures 06/30/02, market value $51,149,314.
     U.S. Treasury Notes, par value $18,915,000, matures 02/28/03, market value $19,989,467.
     U.S. Treasury Notes, par value $25,000,000, matures 01/15/07, market value $25,385,000.
+    Annualized yield at date of purchase.

                                     [LOGO]

                       THIRD AVENUE REAL ESTATE VALUE FUND

Dear Fellow Shareholders:

At January 31, 2002, the end of the first fiscal quarter, the unaudited net asset value attributable to the 11,085,757 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $16.09 per share. This compares with an audited net asset value of $14.66 per share at October 31, 2001, and an unaudited net asset value of $14.05 per share at January 31, 2001, both as adjusted for a subsequent distribution to shareholders of $0.385 per share. At February 20, 2002, the unaudited net asset value was $16.14 per share.

QUARTERLY ACTIVITY

During the first quarter of fiscal 2002, the Fund continued to receive substantial inflows of funds from new and existing investors. Outstanding shares increased from 6,466,392 at October 31, 2001 to 11,085,757 at January 31, 2002--a 71.4% increase. The Fund established new positions in two commercial mortgage-backed securities (CMBS) issues and the common stocks of four companies, including two REITs and one company involved in the construction of manufactured housing. The Fund also continued to find value in many of its existing holdings and increased its position in the common stocks of 14 companies and in the senior notes of two companies. The Fund reduced its position in the common stock of one company, and eliminated its position in the senior notes of one company and in the common stock of one company. The Fund also covered its short position in the common stock of one company.


PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

$2,215,000                          DR Securitized Lease Pass-Through
                                    Certificates, Series 1993 K-1,
                                    7.43% Class A-2 Certificates due 8/15/2018
                                    ("Kmart CMBS Certificates")

$1,951,000                          DR Securitized Lease Pass-Through
                                    Certificates, Series 1994 K-1,
                                    8.55% Class A-3 Certificates due 8/15/2019
                                    ("Kmart CMBS Certificates")

60,000 shares                       Coachmen Industries, Inc. Common Stock
                                    ("Coachmen Common")

100,000 shares                      Kimco Realty Corp. Common Stock
                                    ("Kimco Common")

252,900 shares                      Modtech Holdings, Inc. Common Stock
                                    ("Modtech Common")

100,000 shares                      RAIT Investment Trust Common Stock
                                    ("RAIT Common")

                                     [LOGO]


PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS

$388,000                            Imperial Credit Industries, Inc.,
                                    12% Senior Notes due 6/30/05
                                    ("Imperial 12% Notes")

$1,075,000                          Imperial Credit Industries, Inc.,
                                    9.75% Senior Notes due 1/15/04
                                    ("Imperial 9.75% Notes")

$1,000,000                          Amresco, Inc. 10% Senior Notes due 3/15/04
                                    ("Amresco Notes")

40,400 shares                       American Land Lease, Inc. Common Stock
                                    ("American Land Common")

122,300 shares                      Avatar Holdings, Inc. Common Stock
                                    ("Avatar Common")

256,800 shares                      Brookfield Properties Corp. Common Stock
                                    ("Brookfield Common")

297,500 shares                      Catellus Development Corp. Common Stock
                                    ("Catellus Common")

25,800 shares                       Consolidated-Tomoka Land Co. Common Stock
                                    ("Consolidated Common")

97,660 shares                       Forest City Enterprises, Inc.
                                    Class A Common Stock
                                    ("Forest City Common")

61,700 shares                       Golf Trust of America, Inc. Common Stock
                                    ("Golf Trust Common")

33,100 shares                       LNR Property Corp. Common Stock
                                    ("LNR Common")

90,000 shares                       Security Capital Group, Inc.
                                    Class B Common Stock
                                    ("Security Capital Common")

19,900 shares                       Tejon Ranch Co. Common Stock
                                    ("Tejon Common")

181,200 shares                      The St. Joe Co. Common Stock
                                    ("St. Joe Common")

257,700 shares                      Trammell Crow Co. Common Stock
                                    ("Trammell Crow Common")

                                     [LOGO]

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

76,600 shares                       Vornado Realty Trust Common Stock
                                    ("Vornado Common")

185,100 shares                      Wellsford Real Properties, Inc. Common Stock
                                    ("Wellsford Common")

18,583 warrants                     Imperial Credit Industries, Inc. Common
                                    Stock Warrants
                                    ("Imperial Warrants")


                                    REDUCTIONS IN EXISTING POSITIONS

53,300 shares                       Prime Group Realty Trust Common Stock
                                    ("Prime Group Common")


                                    POSITIONS ELIMINATED
$1,100,000                          Assisted Living Concepts Inc. 5.625%
                                    Convertible Subordinated Notes due 05/01/03
                                    ("Assisted Living Subordinates")

$1,219,000                          Assisted Living Concepts Inc. 6.00%
                                    Convertible Subordinated Notes due 11/01/02
                                    ("Assisted Living Subordinates")

75,000 shares                       Captec Net Lease Realty, Inc. Common Stock
                                    ("Captec Common")

35,200 shares short covered         Commercial Net Lease Realty, Inc.
                                    Common Stock
                                    ("Commercial Common")


DISCUSSION OF QUARTERLY ACTIVITY

The vast majority of the Fund's investments during the quarter consisted of adding to our existing positions in the common stocks of well-capitalized real estate operating companies and REITs. These common stocks continued to trade at substantial discounts to their ever-increasing net asset values. We did make a few interesting new investments during the quarter as highlighted below.

The Fund invested in CMBS issues that are each backed by separate pools of mortgage loans on individual Kmart stores. Kmart leases each store pursuant to a long-term, non-cancelable net lease. Kmart filed for protection under Chapter 11 of the U.S. Bankruptcy Code in January 2002. Kmart immediately rejected the leases on several hundred stores that it had previously closed and is expected to reject leases on several hundred more under-performing stores. Chapter 11 provides Kmart with the opportunity to restructure its operations and balance sheet and eliminate lease obligations. Generally, if Kmart rejects a lease, the landlord is entitled to take possession of the leased property and file

                                     [LOGO]

a claim in Kmart's bankruptcy for 15% of Kmart's contractual lease payments over the remaining lease term, limited to three years rent. The landlord's claim will become a general unsecured claim in Kmart's bankruptcy and treated similarly with other unsecured creditors. The CMBS structure provides for a direct pass-through of Kmart rents to a trustee. If Kmart rejects a lease, the underlying mortgage will be in default, and the trustee will foreclose--ultimately selling the property and distributing the net proceeds to the CMBS certificate holders on a pro rata basis. While in bankruptcy, Kmart must continue to pay its contracted rent on leased stores until the leases are formally rejected.

The Fund acquired Kmart CMBS Certificates at an average of about 50% of face amount. On a reasonable worst-case scenario (assuming Kmart rejects 60% of the leases in the CMBS pools), the Fund should still earn a 6% to 10% internal rate of return. Our base case assumption looks more like a 20%+ internal rate of return. The underlying premise in acquiring Kmart CMBS Certificates is the fact that we (through the CMBS structure) have first lien mortgages on some pretty good real estate, and there is no way the assets are worth zero in any scenario. At 50 cents on the dollar, we seem to have the downside covered, and the upside seems pretty attractive.

The Fund invested in Coachmen Common and Modtech Common based on the companies' strong financial positions and significantly depressed stock prices. Coachmen manufactures modular homes and produces recreational vehicles. Modtech designs and builds modular relocatable classrooms and commercial buildings. The Fund's cost of Coachmen Common and Modtech Common represents significant discounts to our estimate of their takeover values, and both appear to be candidates for potential resource conversions.

The Fund also invested in the common stocks of two REITs. RAIT Investment Trust is a mortgage REIT that primarily makes mezzanine loans secured by mortgages on commercial properties. RAIT has a very good track record of underwriting mortgages (reportedly, there are no delinquencies) and generating above-average returns for shareholders. Compared to most mortgage REITs, RAIT is very conservatively financed.

Kimco Realty is the largest owner of neighborhood shopping centers in the United States. I have always admired Kimco's management for its uniquely opportunistic investment style and its ability to create value for shareholders. Kimco Common has had all the attributes of a "safe" investment for many years. Unfortunately, it never got cheap enough for us to buy, especially when there were so many other bargains available. Recently, however, "the Market" has determined that since Kimco is Kmart's largest landlord (approximately 75 stores) and Kmart's near-term outlook is uncertain, Kimco Common should be priced at a discount. I agree that the near-term outlook is uncertain, however, as we have often said, the near-term outlook of many companies in which we invest is often lousy. We choose to focus on a 3 to 5 year investment horizon. With this view in mind, and based on Kimco's track record of turning problems into opportunities, I am confident that the recent sell-off of Kimco Common was an overreaction and ultimately will prove short-sighted.

The Fund sold its Assisted Living Subordinates after we reviewed the company's proposed plan of reorganization and determined it did not have a high likelihood of success due to the proposed high level of debt and continued operating inefficiencies. The Fund's investment in the Assisted Living Subordinates resulted in an insignificant profit. The Fund also eliminated its position in Captec Common and its related short position in Commercial Common. The Fund began acquiring Captec Common in April 2000 at a substantial discount to net asset value after the company

                                     [LOGO]

announced the cancellation of a proposed merger with related entities. Management was pressured by shareholders to seek a transaction that would maximize shareholder value. In July 2001, Captec agreed to be acquired by Commercial Net Lease Realty for a combination of cash, Commercial Common and Commercial Preferred. The Fund eliminated its positions shortly before the transaction was completed because the arbitrage spread narrowed significantly and we didn't necessarily want to own Commercial Common or Preferred. The Fund's investment in Captec Common resulted in a 59% internal rate of return.

ACCOUNTING FOR REAL ESTATE COMPANIES

As a result of Enron's recent fall from grace and bankruptcy filing, much has been written these last few months about accounting issues like unreported liabilities relating to off-balance sheet partnerships, overstated revenues and fabricated earnings. It seems to have reached the point where the press is on a witch-hunt for the next Enron-like blowup. Enron has been front-page news for several months, and its auditors have shared the limelight. As an investor in common stocks of primarily real estate companies, I have not paid too much attention to the noise for the simple reason that real estate company financial statements are normally fairly simple to understand. A recent article in THE WALL STREET JOURNAL, "Are Development Gains Properly Being Shown in REIT Results?"--02/06/02, further illustrated the witch-hunt. Since the article was directly related to real estate companies (and even mentioned the Enron debacle), I was compelled to pay attention. The author challenged two prominent REITs' accounting for profits from merchant building activities as "recurring" income. The article stated that earnings from these REITs "may not be all they're cracked up to be". Constructing and selling buildings--as opposed to holding them as long-term investments--generates merchant building profits.

The issue is not whether merchant building profits are accurately recorded, but whether they should be characterized as recurring income (like contractual rents on leased properties) or segregated and shown as non-recurring items. The REITs argue that merchant building is a normal part of their business and are, in fact, recurring. One Wall Street REIT analyst was quoted in the article as saying: "It's clearly a risky strategy to layer merchant building gains into funds from operations during a period of slowing economy because the amount of new development that takes place during such periods is declining." My conclusion: Everyone is missing the point! It shouldn't matter whether merchant building profits are called recurring or nonrecurring as long as they are properly calculated and disclosed to be what they really are.

There doesn't appear to be any intent to deceive investors. Any analyst worth his paycheck would quickly determine that the income stream from merchant building is not as high quality as, say, rents on a long-term lease with a blue-chip tenant. Therefore, in calculating net asset value or private market value, the analyst would apply a higher multiple to net operating income from property rental activities than would be warranted for merchant building profits. As Martin Whitman said in this quarter's letter to shareholders, "financial statements ought to be aimed at people equipped to use them, not stock market speculators focused on earnings per share from operations" (or, in the case of REITs, funds from operations). It's a good bet that speculators will continue to accept the numbers as they are presented in financial statements at face value, focusing attention on quarterly results and failing to understand what the numbers mean.

                                     [LOGO]

When we read financial statements (something we do everyday) that are either too complex to understand what the numbers mean or that fail to give what we consider to be adequate disclosures, we generally stop and move on to something else. The real estate companies in which the Fund invests generally give adequate disclosures in their financial statements and footnotes. Many even post detailed supplemental financial information on their web sites that can be downloaded. The supplemental information often includes property listings, occupancy statistics, rental information, debt schedules, etc.--information not typically found in audited financial statements. We try to make the most effective use of the tools that are available to us. Audited financial statements and management's reports are a good starting point, but there is no substitute for fundamental research which includes, but is not limited to, meetings with management, visiting properties and discussing local economies with industry professionals. We call it fundamental, bottom-up analysis, or, doing our homework.

I look forward to writing to you again when we publish the Fund's Semi-Annual Report for the period ending April 30, 2002.

Sincerely,

/s/ Michael H. Winer
--------------------
Michael H. Winer
Portfolio Manager,
Third Avenue Real Estate Value Fund

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                           PRINCIPAL                                                                                    % OF
                           AMOUNT ($)      ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND EQUIVALENTS - 0.64%
Assisted Living Facilities  1,000,000      CareMatrix Corp. 6.25%, due 08/15/04 (a) (c)*            $    110,000        0.06%
                                                                                                    ------------
Hotels & Motels             6,250,000      Lodgian, Inc. 7.00%, due 06/30/10 (a)*                      1,031,250        0.58%
                                                                                                    ------------
                                           TOTAL CONVERTIBLE BONDS AND EQUIVALENTS
                                           (Cost $1,769,590)                                           1,141,250
                                                                                                    ------------
---------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 2.63%
Building Materials            500,000      USG Corp. 8.50%, due 08/01/05 (a)*                            407,500
                              600,000      USG Corp. 9.25%, due 09/15/01 (a)*                            489,000
                              725,000      USG Corp. (Oregon State Solid Waste Disposal Facilities)
                                             Revenue Bonds 6.40%, due 12/01/29 (a)*                      474,875
                                                                                                    ------------
                                                                                                       1,371,375        0.77%
                                                                                                    ------------
Diversified Financial       3,000,000      Amresco, Inc. 10.00%, due 03/15/04 (a)*                       765,000
Services                    2,579,000      Imperial Credit Industries, Inc. 9.75%, due 01/15/04 (c)    1,044,495
                              852,000      Imperial Credit Industries, Inc. 12.00%, due 06/30/05         345,060
                                                                                                    ------------
                                                                                                       2,154,555        1.21%
                                                                                                    ------------
Lawn & Garden Retail        1,234,600      Frank's Nursery & Crafts, Inc. 10.25%, due 03/01/08(a)(c)     154,325        0.09%
                                                                                                    ------------
Real Estate Operating       1,000,000      LNR Property Corp. 9.375%, due 03/15/08                     1,010,000        0.56%
Companies                                                                                           ------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $5,324,370)                                           4,690,255
                                                                                                    ------------
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES - 1.12%
DR Structured               2,215,000      DR Securitized Lease Pass-Through Certificates,
Financial Corp.                              Series 1993 K-1, 7.43% Class A-2 Certificates
                                             due 08/15/18                                              1,064,584

                            1,951,000      DR Securitized Lease Pass-Through Certificates,
                                             Series 1994 K-1,8.55% Class A-3 Certificates
                                             due 08/15/19                                                937,700
                                                                                                    ------------
                                                                                                       2,002,284        1.12%
                                                                                                    ------------
                                           TOTAL MORTGAGE BACKED SECURITIES
                                           (Cost $2,105,950)                                           2,002,284
                                                                                                    ------------

                           SHARES
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 66.73%
Diversified Financial          40,806      Imperial Credit Industries, Inc. Warrants (a)                       0        0.00%
Services                                                                                            ------------

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)

                                                                                                                        % OF
                              SHARES       ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Manufactured Housing           60,000      Coachmen Industries, Inc. (b)                            $    972,000
                              252,900      Modtech Holdings, Inc. (a)                                  2,314,035
                                                                                                    ------------
                                                                                                       3,286,035        1.84%
                                                                                                    ------------
Natural Resources              22,700      Deltic Timber Corp.                                           660,570
                                4,000      TimberWest Forest Corp. (Canada)                               32,399
                                                                                                    ------------
                                                                                                         692,969        0.39%
                                                                                                    ------------
Real Estate Investment        167,698      American Land Lease, Inc.                                   2,240,445
Trusts                         75,500      Anthracite Capital, Inc.                                      848,620
                              329,700      Burnham Pacific Properties, Inc.                            1,341,879
                              125,500      Golf Trust of America, Inc.                                   652,600
                              100,000      Kimco Realty Corp.                                          3,052,000
                              122,500      Koger Equity, Inc.                                          2,006,550
                              210,800      Prime Group Realty Trust                                    2,002,600
                              100,000      RAIT Investment Trust                                       1,692,000
                              164,300      Vornado Realty Trust                                        7,009,038
                                                                                                    ------------
                                                                                                      20,845,732       11.68%
                                                                                                    ------------
Real Estate Management        142,000      Jones Lang LaSalle, Inc. (a)                                2,470,800
                              498,400      Trammell Crow Co. (a)                                       5,756,520
                               50,000      Trammell Crow Co. (a) (c)                                     548,625
                                                                                                    ------------
                                                                                                       8,775,945        4.92%
                                                                                                    ------------
Real Estate Operating         218,400      Avatar Holdings, Inc. (a)                                   5,296,200
Companies                     694,100      Brookfield Properties Corp.                                12,285,570
                              688,100      Catellus Development Corp. (a)                             12,833,065
                              183,400      Consolidated-Tomoka Land Co.                                3,686,340
                              318,900      Forest City Enterprises, Inc. Class A                      12,685,842
                              265,000      LNR Property Corp. (b)                                      8,911,950
                              245,500      Security Capital Group, Inc. Class B (a)                    6,247,975

                                     [LOGO]

                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT JANUARY 31, 2002
                                   (UNAUDITED)


                                                                                                                         % OF
                           SHARES          ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
                              129,425      Tejon Ranch Co. (a)                                      $  3,319,751
                              100,000      The St. Joe Co. (c)                                         2,740,750
                              276,100      The St. Joe Co.                                             7,965,485
                              417,450      Wellsford Real Properties, Inc. (a) (d)                     8,265,510
                                                                                                    ------------
                                                                                                      84,238,438       47.22%
                                                                                                    ------------
Title Insurance                66,000      First American Corp.                                        1,219,680        0.68%
                                                                                                    ------------
                                           TOTAL COMMON STOCKS AND WARRANTS
                                           (Cost $103,354,167)                                       119,058,799
                                                                                                    ------------
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.84%
Real Estate Investment         73,332      Anthracite Capital, Inc. 10% Series B                       1,494,140        0.84%
Trusts                                                                                              ------------
                                           TOTAL PREFERRED STOCK
                                           (Cost $1,411,641)                                           1,494,140
                                                                                                    ------------

                           PRINCIPAL
                           AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 27.38%
Repurchase Agreements      29,028,201      Bear Stearns 1.88%, due 02/01/02 (e)                       29,028,201        16.27%
                                                                                                    ------------
U.S. Treasury Bills        20,000,000      U.S. Treasury Bill 1.84%+, due 07/25/02                    19,822,140        11.11%
                                                                                                    ------------
                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $48,853,802)                                         48,850,341
                                                                                                    ------------
                                           TOTAL INVESTMENT PORTFOLIO - 99.34%
                                           (Cost $162,819,520)                                       177,237,069
                                                                                                    ------------
                                           OTHER ASSETS LESS
                                           LIABILITIES - 0.66%                                         1,173,222
                                                                                                    ------------
                                           NET ASSETS - 100.00%                                     $178,410,291
                                                                                                    ============
                                           (Applicable to 11,085,757
                                           shares outstanding)
                                           NET ASSET VALUE PER SHARE                                      $16.09
                                                                                                          ======

NOTES:
(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan.
(c)  Restriced / fair valued securities.
(d) Affiliated issuers--as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of those issuers).
(e)  Repurchase agreements collateralized by:
     U.S. Treasury Bill, par value $520,000, matures 05/30/02, market value $516,994.
     U.S. Treasury Notes, par value $27,530,000, matures 02/28/03, market value $29,093,842.
*    Issuer in default.
+    Annualized yield at date of purchase.

                                     [LOGO]

                      THIRD AVENUE INTERNATIONAL VALUE FUND

Dear Fellow Shareholders:

Welcome to the Third Avenue family's newest fund, the Third Avenue International Value Fund ("International Value" or the "Fund"), which commenced operations on December 31, 2001. At January 31, 2002, the unaudited net asset value attributable to the 484,466 shares outstanding of Third Avenue International Value Fund was $9.99 per share, compared with the Fund's opening net asset value at December 31, 2001 of $10.00 per share. At February 20, 2002, the unaudited net asset value was $9.95 per share.

QUARTERLY ACTIVITY

In its first month of operations, International Value established positions in the common stocks of four companies, representing 11.42% of the Fund's net assets, as follows:


NUMBER OF SHARES                    NEW POSITIONS ACQUIRED

700 shares                          E-L Financial Corporation Ltd. Common Stock
                                    ("E-L Common")

100,000 shares                      JZ Equity Partners plc Common Stock
                                    ("JZE Common")

52 shares                           Pargesa Holding AG Common Stock
                                    ("Pargesa Common")

20,000 shares                       Tokio Marine & Fire Insurance Co.
                                    Common Stock
                                    ("Tokio Common")

E-L is a Canadian insurance holding company with operations in both the life and the property-casualty segments of the insurance industry. In addition, it owns a significant portfolio of investment securities. E-L is exceptionally well capitalized and employs no debt as a part of its capital structure. Since its inception in 1968, the per-share book value has grown at an annual rate of about 13% per year without meaningful recourse to external financing. In addition, the current level of unencumbered resources on the balance sheet would allow it to invest in and expand one or both of its businesses were the appropriate opportunity to present itself. The Fund acquired E-L Common at an approximately 40% discount to our conservative estimate of E-L's net asset value ("NAV"). Recent transaction values in the gradually consolidating Canadian life insurance sector indicate that the NAV of the company would be meaningfully higher and the discount correspondingly larger.

JZE is a UK-based company investing in debt and equity securities of leveraged buyouts ("LBOs") of small and mid-sized U.S. companies. The manager-principals of JZE, who are also holders of a meaningful stake in the company, have an excellent 25+ year investment record in the LBO arena and are particularly risk-averse control investors. Their long experience investing in leveraged companies has made them acutely cognizant of the impact of economic downturns and liquidity crunches on their investee companies as well as of the opportunities that are presented to them during such periods. We would expect them to take advantage of the current environment to add to their portfolio of holdings to build value for the future. The Fund's purchase of JZE Common was made at a meaningful discount to our estimated NAV and should provide us some cushion against any potential adverse developments at their investee companies.

Pargesa is a business development and investment company domiciled in Switzerland. Through a series of restructurings over the last five years, it has largely reduced its investment portfolio to holdings in two listed companies: a controlling

                                     [LOGO]

interest in Groupe Bruxelles Lambert S.A. ("GBL") and a holding in Imerys S.A. On a stand-alone basis, Pargesa Common trades at a discount to its listed holdings, carried at market values; however on a look-through basis (i.e., including the implied proportionate ownership of GBL's holdings in estimating Pargesa's NAV), the discount is larger since GBL itself trades at a discount to its estimated NAV. GBL's assets are composed principally of holdings in listed companies such as TotalfinaElf S.A., Suez S.A., Imerys S.A. and Rhodia S.A., along with a 25.1% holding in the still-private German media conglomerate, Bertelsmann AG, acquired last year. Historically, the controlling shareholders and the management of Pargesa (and GBL) have been patient, long-term investors, functioning more as builders of businesses, influencing the business direction from the board level and only occasionally engaging in transactions, a process we expect to continue, with benefits accruing to shareholders.

The investment thesis behind the holding of Tokio Common is largely unchanged from the initial investment decision made by the Third Avenue Funds to invest in the company some years ago. Tokio is an over-capitalized Japanese non-life insurance company which continues to underwrite profitably, and as a result, absent any substantial, adverse event, will have a portfolio of investment holdings which grows over time. A continuing concern has been the continuing low returns being earned on this sizable portfolio, with the small steps taken by the company to-date yet to have a perceptible impact upon the investment returns. On the positive side, the disastrous underwriting environment that was forecast by many to unfold following the deregulation of the insurance market has yet to happen. If anything, the portents for the Japanese non-life insurance industry might be considered to be mildly encouraging. After some years following the opening up of this market, the market share of the new foreign entrants continues to be miniscule, with some of these, such as Allstate, already having withdrawn. In addition, with the consolidation taking place amongst the domestic companies, the market share of the top five non-life insurers has grown to 84%, further reducing the risk of severe price cutting. Recent fears about an outright merger with Asahi Life--a troubled, undercapitalized life insurer--depressed Tokio's stock price, presenting an attractive opportunity for purchase at a significant discount to NAV. Since then, talks regarding an outright merger prior to the recapitalization of Asahi Life have been terminated, reducing the risk of open-ended capital demands from that source. Much like the preceding investments, the investment in Tokio is not predicated upon a discrete event to crystallize value, rather upon the progressive building of value at the company.

INTERNATIONAL INVESTING AT THIRD AVENUE FUNDS

Non-U.S. securities have featured in the various portfolios of the Third Avenue Funds for some time now. For example, the non-U.S. securities component of Third Avenue Value Fund ("TAVF") has risen from about 0.4% of net assets at the end of June 1996 to roughly 15.5% at the end of January 2002. In dollar terms, the foreign content of TAVF was about $415 million at the end of January. Given the largely satisfactory investing experience in this area, it made sense to have a mutual fund which was complementary to the existing funds and which capitalized upon our existing analytic skills.

The underlying approach to investing is essentially the same as that employed by the other Third Avenue funds, which is a bottom-up selection of safe and cheap investments, employing a value discipline. Portfolio construction is an exercise of individual security selection. It is not an allocation between countries or sectors, based upon any macro-economic or index-related considerations, followed by a choice of securities. We pick securities upon their individual merits as safe and cheap investments, period. Some of the security selection criteria are highlighted below.

                                     [LOGO]

The first (and overriding) investment criterion is that of safety of the investment with a view toward minimizing the possibility of permanent loss of capital. This should be distinguished from "market risk" or price fluctuations of the individual security or the portfolio which plays no role in our investment methodology other than to provide periodic opportunities for purchase (or sale) at advantageous prices. We endeavor to avoid or minimize fundamental risks including:

     o FINANCIAL RISK: We look for companies with low levels of indebtedness or other encumbrances, both on and off their balance sheets and which would generally have reasonable staying power during periods of industry or general economic stress. Availability of financing (on the balance sheet or from committed sources) to meet normal operating requirements is of particular importance, given that in most countries, there have been periods when financing from capital markets or the banking systems was largely unavailable.

     o BUSINESS RISK: This requires gauging the dynamics of a businesses, its operating earnings and cash requirements, the regulatory and competitive environment it faces and the like, in order to identify some of the factors that might impair the company's business position.

     o MANAGERIAL RISK: This is the least exact part of the exercise, but a particularly important one nonetheless for investing outside the U.S.

Other risks peculiar to international investing which we strive to minimize include: political risk, currency risk and "information" risk. The last one, in particular, is easily dealt with. In the absence of satisfactory information to comfortably assess or dispense with the three principal risks noted above, we simply do not make the investment. We will only invest in situations which we can understand.

Avoidance of investment risk always precedes cheapness in our decision-making, and keeps us away from seemingly attractive investments which might appear cheap, but are unsafe. Assessing the cheapness of a security may take many forms depending upon the nature of the company and the mix of its assets and businesses, but it will almost always take a longer-term view of the business and will normally err on the side of conservatism.

A potential by-product of this approach to security selection is a portfolio which might be less diversified than is typical of other international funds. This is partly because we believe a portfolio invested in the few securities of the companies that we know well is likely to have fewer investment risks than one invested in many securities with which we might have a passing acquaintance. In addition, this reflects a belief that increasing the number of securities solely with a view of reducing portfolio price fluctuations (i.e., market risk) might be counterproductive in the long run in that it might well increase the level of investment risk being assumed.

I look forward to writing to you again when we publish our Semi-Annual report for the period ended April 30, 2002.

Sincerely,

/s/ Amit Wadhwaney
------------------
Amit Wadhwaney
Portfolio Manager,
Third Avenue International Value Fund

                                     [LOGO]

                               THIRD AVENUE TRUST
                      THIRD AVENUE INTERNATIONAL VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT JANUARY 31, 2002
                                   (UNAUDITED)


                                                                                                                         % OF
                           SHARES          ISSUES                                                       VALUE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 11.42%
Business Development          100,000      JZ Equity Partners PLC (United Kingdom)                  $    206,343        4.26%
& Investment Companies                                                                              ------------

Insurance                         700      E-L Financial Corp., Ltd. (Canada)                             98,826        2.04%
                                                                                                    ------------
Investment Companies               52      Pargesa Holding AG (Switzerland)                              106,473        2.20%
                                                                                                    ------------
Non-Life Insurance             20,000      The Tokio Marine & Fire Insurance Co., Ltd. (Japan)           141,137        2.92%
                                                                                                    ------------
                                           TOTAL COMMON STOCKS
                                           (Cost $557,399)                                               552,779
                                                                                                    ------------

                           PRINCIPAL
                           AMOUNT ($)
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 61.52%
U.S. Treasury Bills         1,000,000      U.S. Treasury Bill 1.72%+, due 04/25/02                       996,058
                            2,000,000      U.S. Treasury Bill 1.83%+, due 08/01/02                     1,981,398
                                                                                                    ------------
                                                                                                       2,977,456        61.52%
                                                                                                    ------------
                                           TOTAL SHORT TERM INVESTMENTS
                                           (Cost $2,978,299)                                           2,977,456
                                                                                                    ------------
                                           TOTAL INVESTMENT PORTFOLIO - 72.94%
                                           (Cost $3,535,698)                                           3,530,235
                                                                                                    ------------
                                           CASH AND OTHER ASSETS LESS
                                           LIABILITIES - 27.06%                                        1,309,993
                                                                                                    ------------
                                           NET ASSETS - 100.00%                                     $  4,840,228
                                                                                                    ============
                                           (Applicable to 484,466
                                           shares outstanding)
                                           NET ASSET VALUE PER SHARE                                       $9.99
                                                                                                           =====

NOTES:
+    Annualized yield at date of purchase.

                                     [LOGO]

                        THIRD AVENUE FUNDS PRIVACY POLICY

Third Avenue Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds' distributor and the Fund's affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

                                BOARD OF TRUSTEES
                                 David M. Barse
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer

                                 David M. Barse
                       President, Chief Operating Officer

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer

                                  W. James Hall
                           General Counsel, Secretary

                             Julie Smith, Controller

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231

                                     [LOGO]

                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            WWW.THIRDAVENUEFUNDS.COM